Exhibit 99.1

MangoRx Reports 1,685% Increase in Shareholders’ Equity From December 31, 2023, to $13.8MM, and 56% Increase in Year-Over-Year Revenue for First Half of 2024

Dallas, Texas, August 15, 2024 – Mangoceuticals, Inc. (NASDAQ: MGRX) (“MangoRx” or the “Company”), a company focused on developing, marketing, and selling a variety of men’s health and wellness products in the area of erectile dysfunction (ED), hair growth, weight loss, and hormone replacement therapies, today announced its financial results for the three and six months ending June 30, 2024, showing a significant growth in both shareholder’s equity and gross revenues.

During the six months ending June 30, 2024, MangoRx’s shareholder equity increased to $13,829,445, compared to $774,754 as of December 31, 2023, reflecting an increase of 1,685%, or $13,054,691. A substantial portion of this increase is attributed to the Company’s recent acquisition of the comprehensive global patent portfolio surrounding respiratory illness and preventive care technology from Intramont Technologies in April 2024, which is currently undergoing 3rd party efficacy studies anticipated to be completed by the end of the 3rd quarter.

MangoRx also reported increased gross revenues with $377,258 in revenue for the six months ended June 30, 2024, a 55.92% increase compared to $241,959, for the six months ended June 30, 2023. Gross profit reached $217,190, up 50.48% from $144,329 in the prior year period. These results reflect MangoRx’s efforts in expanding its market presence and refining its product offerings in the men’s health and wellness sector.

Jacob Cohen, Co-Founder and CEO of MangoRx commented, “MangoRx continues to advance its core business segments with a focus on innovation and customer satisfaction. The Company expects further growth in the second half of the year, supported by ongoing product development and market expansion efforts and fueled by the recent launch of our newly developed Drug Enforcement Administration (DEA) approved telemedicine operating system.”

Although this press release focuses on the financial results through the first half of the year, MangoRx is excited for the upcoming launch of its highly anticipated compounded oral dissolvable tablet (ODT) GLP-1 inhibitors featuring Semaglutide and Tirzepatide for weight loss, or ‘Slim’ and ‘Trim’, respectively, as well as its recently launched hormone therapy ‘MOJO’, featuring Enclomiphene citrate and pregnenolone for the treatment of low testosterone and hormonal balance . While revenues from the sale of these products are not reflected in the most recent quarterly report, the Company anticipates the addition of these new products – along with its current product offerings - will further drive growth as the Company heads into the second half of the year and beyond.

About MangoRx

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified men’s wellness telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED), hair growth and hormone replacement therapies. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a physician and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com or on social media @Mango.Rx.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, our ability to meet Nasdaq’s minimum bid price requirement and other continued listing requirements of Nasdaq, including the fact that the Company does not currently comply with Nasdaq’s minimum bid price requirement; our ability to maintain the listing of our common stock on Nasdaq; our ability to commercialize our patent portfolio; our ability to obtain Comisión Federal para la Protección contra Riesgos Sanitarios for our ED product in Mexico , the costs thereof and timing associated therewith; our ability to obtain additional funding and generate revenues to support our operations; risks associated with our products which have not been, and will not be, approved by the U.S. Food and Drug Administration (“FDA”) and have not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“FFDCA Act”) provided by Section 503A; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; our significant reliance on related party transactions and risks associated with related party relationships and agreements; the projected size of the potential market for our technologies and products; risks related to the fact that our Chairman and Chief Executive Officer, Jacob D. Cohen has significant voting control over the Company; risks related to the number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace; dilution caused by recent offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof, the fact that we have a significant number of outstanding warrants to purchase shares of common stock and other convertible securities, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended, dilution caused by exercises/conversions thereof, overhang related thereto, and decreases in the trading price of our common stock caused by sales thereof; our ability to build and maintain our brands; cybersecurity, information systems and fraud risks and problems with our websites; changes in, and our compliance with, rules and regulations affecting our operations, sales, marketing and/or our products; shipping, production or manufacturing delays; regulations we are required to comply with in connection with our operations, manufacturing, labeling and shipping; our dependency on third-parties to prescribe and compound our products; our ability to establish or maintain relations and/or relationships with third-parties; potential safety risks associated with our products, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict and war in Israel) and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; overhang which may reduce the value of our common stock; volatility in the trading price of our common stock; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024, and subsequent reports. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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FOR INVESTOR RELATIONS

Mangoceuticals Investor Relations

Email: investors@mangorx.com